SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 25, 1998


                             HOME PORT BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-17099                                    04-3016821
      (Commission File Number)                       (I.R.S. Employer
                                                     Identification No.)

    104 Pleasant Street, Nantucket, Massachusetts              02554
    (Address of Principal Executive Offices)                (Zip Code)

                                 (508) 228-0580
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                TABLE OF CONTENTS

                                    FORM 8-K

                                 March 25, 1998



Item                                                                     Page
----                                                                     ----

Item 5.  Other Events                                                      1

Signature                                                                  3

Exhibit                                                                  E-1

Item 5.  Other Events

         On March 25, 1998, the Board of Directors of Home Port Bancorp, Inc. ("Home Port"), which owns all of the stock of Nantucket Bank, Inc. (the "Bank"), announced that an investigation by the Bank's management revealed a "check-kiting" scheme by one of its customers. The results of the described "check-kiting" caused an overdraft which could result in a loss to the Bank of up to $518,000, plus related costs.

         The Bank is reporting the incident to regulatory and enforcement authorities, and is taking vigorous legal action to seek full recovery of its loss from the customer and other sources.

         The discussions in this Form 8-K, including any discussion of impact, expressed or implied, on Home Port's anticipated operating results may differ from the results indicated by such forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Home Port's results may differ from the results indicated by such forward-looking statements. Home Port's operating results may be affected by many factors, including but not limited to Home Port's continued ability to originate quality loans, fluctuation of interest rates, real estate market conditions in Home Port's lending area, general and local economic conditions, Home Port's continued ability to atract and retain deposits, new accounting pronouncements, and changing regulatory requirements. Abuse and other risks are detailed from time to time in Home Port's filings with the Securities and Exchange Commission.

                   Exhibit
                      No.                                    Title
                      ---                                    -----

                     99a                                 Press Release

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Home Port Bancorp, Inc.



Dated:  March 25, 1998                 By: /s/   Karl L. Meyer
                                           -------------------
                                           Karl L. Meyer, Chairman of the Board,
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


   Exhibit
     No.                                                         Title
     ---                                                         -----

    99a                                                       Press Release







                                      E-1